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                                                                    EXHIBIT 10.2


                      SECOND AMENDMENT TO CREDIT AGREEMENT
                    AND FIRST AMENDMENT TO SECURITY AGREEMENT
                           DATED AS OF APRIL 30, 2001

         This Second Amendment to Credit Agreement and First Amendment to Security Agreement (this "AMENDMENT"), dated as of April 30, 2001, is made by and among MIDWAY GAMES INC., a Delaware corporation (the "COMPANY"), the financial institutions parties hereto (the "BANKS"), subsidiaries of the Company parties hereto (the "GUARANTORS") and BANK OF AMERICA, N.A., as letter of credit issuing bank and as agent for the Banks (in its capacity as agent, together with any successors and assigns, the "AGENT"). Terms used but not defined herein have the meanings specified in the Credit Agreement referenced below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, the Banks, the Issuing Bank and the Agent are parties to that certain Credit Agreement, dated as of September 20, 2000 (as amended or modified and in effect on the date hereof, the "CREDIT AGREEMENT");

         WHEREAS, each of the Guarantors is a party to such Guarantor's Guaranty dated as of September 25, 2000 (each, a "GUARANTY" and collectively, "GUARANTIES") in favor of the Agent;

         WHEREAS, the Company and the Guarantors are parties to that certain Security Agreement, dated as of November 24, 2000 (as amended or modified and in effect on the date hereof, the "SECURITY AGREEMENT," and together with the Credit Agreement and the Guaranties, the "LOAN DOCUMENTS") in favor of the Agent;

         WHEREAS, the Company and the Guarantors have requested that the Banks, the Issuing Bank and the Agent agree to amend or modify the Loan Documents as set forth herein; and

         WHEREAS, the Agent, the Banks and the Issuing Bank are willing to amend and modify the Loan Documents, subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:



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                                    SECTION 1

                       AMENDMENTS TO THE CREDIT AGREEMENT

               The Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended so that definition of "Consolidated Net Worth" reads in its entirety as follows:

                  "Consolidated Net Worth" means as of any date of determination, shareholders equity for the Company and its Subsidiaries as of that date on a consolidated basis determined in accordance with GAAP. With respect to any conversion or exchange of Subordinated Debt of the Company issued after April 30, 2001 into or for equity of the Company, Consolidated Net Worth shall include such equity.

                  (b) Section 1.1 of the Credit Agreement is further amended so that definition of "L/C Commitment" reads in its entirety as follows:

                  "L/C Commitment" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit (including the Existing Bank of America Letters of Credit) from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed the following amounts during the following periods:

                     PERIOD                                          AMOUNT
                     -------                                       -----------
                     Closing Date through March 30, 2001           $40,000,000
                     March 31, 2001 and thereafter                 $3,500,000


                  as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.5; it being understood that the L/C Commitment is a part of the Total Commitment, rather than a separate, independent commitment.

                  (c) Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Trigger Event."

                  (d) Section 7.15 of the Credit Agreement is amended to read in its entirety as follows:

                           7.15 Collateral. The Company (i) shall grant and
                  cause each of its Subsidiaries to grant to the Agent, for the prorata benefit of the Banks, as security for the Obligations, and subject to Permitted Liens, a first lien upon and security interest in all of the assets of every description (whether now or hereafter existing or acquired) of the Company and its Subsidiaries, and (ii) at


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                  its expense, execute and deliver and cause to be executed and delivered to the Agent such security agreements, pledge agreements, UCC financing statements, stock or bond powers, waivers and consents, opinions of counsel and other documents as the Agent or the Required Banks shall request (collectively, "Collateral Documents"), and take such further action as may be required under applicable law, or as the Agent or the Required Banks may request, in order to grant, preserve, protect and perfect the validity and first priority of the security interests created pursuant to such Collateral Documents. Notwithstanding the foregoing, the Company shall not be required to grant or cause any of its Subsidiaries to grant to the Agent a lien upon or security interest in real property (except, however, insofar as personal property constitutes fixtures).

                  (e) Article VII of the Credit Agreement is further amended by adding thereto Section 7.16 as follows:

                           7.16 Lien Searches. The Company shall deliver to the
                  Agent on or before June 1, 2001 such Lien and judgment searches as the Agent shall have requested, together with such termination statements or other documents as may be necessary to confirm that the Collateral (as defined in the Security Agreement) furnished by the Company and the Grantors is subject to no Liens (other than Liens in favor of the Agent and Permitted Liens).

                  (f) Section 8.5 of the Credit Agreement is amended by adding
Section 8.5(h) as follows:

                           (h) Subordinated Debt.

                  (g) Section 8.11 of the Credit Agreement is amended to read in its entirety as follows:

                           8.11 Restricted Payments. The Company shall not
                  declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock (whether common or preferred stock), or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that the Company may (i) declare and make dividend payments or other distributions payable solely in its common stock, (ii) make distributions of its equity securities to effect a conversion or exchange of any preferred stock for such equity security, or (iii) declare and pay cash or in-kind dividends on the preferred stock issued by the Company after April 30, 2001, provided, however, that no Default or Event of Default shall exist immediately before or immediately after such action.

                  (h) Section 8.16 of the Credit Agreement is amended to read in its entirety as follows:


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                           8.16 Subordinated Debt. The Company shall not, and
                  shall not permit any Subsidiary to: (a) prepay any Subordinated Debt or make any distribution, whether in cash, property, securities or a combination thereof (other than (i) scheduled payments of interest as and when due, and (ii) distributions of equity securities of the Company to effect a conversion or exchange of Subordinated Debt or any portion thereof into or for such equity securities) in respect of, or pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Subordinated Debt, or (b) modify the terms of any Subordinated Debt.

                  (i) Section 9.1 of the Credit Agreement is amended to read in its entirety as follows:

                           9.1 Minimum Net Worth. The Company shall not permit
                  at any time its Consolidated Net Worth to be less than $130,000,000 prior to March 31, 2001 and less than $90,000,000 at any time thereafter.

                  (j) Section 9.2 of the Credit Agreement is amended to read in its entirety as follows:

                           9.2 Minimum Liquidity. The Company shall not permit
                  its Liquidity to be less than (i) $5,000,000 through July 31, 2001, and (ii) $10,000,000 thereafter. For purposes hereof, "Liquidity" means the sum of (i) the aggregate unused Commitments under this Agreement to the extent then available to the Company plus (ii) the aggregate of all nonrestricted and unencumbered cash and cash equivalents of the Company and its Subsidiaries.

                  (k) Section 9.3 of the Credit Agreement is amended so that the last paragraph reads as follows:

                  For purposes hereof, "Quick Ratio" means the ratio of (i) the aggregate accounts receivable of the Company and its subsidiaries net of reserves for doubtful accounts consistent with the historical levels and past practices, to (ii) the aggregate Effective Amount of Revolving Loans (and, prior to March 31, 2001, L/C Obligations) under this Agreement.

                  (l) Section 10.1 of the Credit Agreement is further amended by adding thereto Section 10.1(m) as follows:

                           (m) Newly Issued Equity and Subordinated Debt. On or
                  before July 31, 2001, the Company shall fail to receive a minimum of $30,000,000 of net cash proceeds from the issuance by the Company after April 30, 2001 of equity securities or Subordinated Debt.



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                                    SECTION 2

                      AMENDMENTS TO THE SECURITY AGREEMENT

         The Security Agreement is hereby amended as follows:

                  (a) Paragraph 6 of the Preliminary Statement of the Security Agreement is amended by deleting the following:

                           (whether before or after the Trigger Event referred
                  to in the Credit Agreement)

                  (b) Section 1 of the Security Agreement is amended so that first paragraph reads as follows:

                           Each Grantor hereby assigns and pledges to the Agent
                  for the benefit of the Secured Parties, and hereby grants to the Agent for the benefit of the Secured Parties a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

                  (c) Section 1 of the Security Agreement is further amended so that subsection (b) reads as follows:

                           (b) (i) all inventory in all of its forms and raw
                  materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and
                  (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY"). Inventory shall not include inventory which is expressly subject to an intellectual property licensing agreement which permits the licensor to terminate such agreement in the event a security interest is granted by the licensee in such inventory without the consent of the licensor (the "EXCLUDED INVENTORY");

                  (d) Sections 4(a) and 12(a) of the Security Agreement are amended by deleting "or a Trigger Event" from each Section.

                  (e) Sections 9 of the Security Agreement is amended so that subsection (p) reads in its entirety as follows:


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                           (p) (i) The Inventory that has been produced or
                  distributed by such Grantor has been produced in compliance in all material respects with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act; and (ii) the aggregate value of Excluded Inventory will not at any time exceed $2,000,000.

                  (f) Sections 11 of the Security Agreement is amended by adding thereto subsection (d) as follows:

                           (d) The Company will not permit the aggregate value
                  of Excluded Inventory to exceed at any time $2,000,000.

                                    SECTION 3

                                     WAIVER

         The Banks hereby waive any Default or Event of Default arising from noncompliance by the Company as of March 31, 2001 with Section 9.1 (Minimum Net Worth) of the Credit Agreement (as in effect before giving effect to this Amendment); it being understood that the foregoing waiver is specific in time and in intent and does not constitute, nor shall it be construed as, a waiver of any other right, power or privilege under the Credit Agreement, or under any agreement, contract, indenture, document or other instrument mentioned in the Credit Agreement.

                                    SECTION 4

                                   WARRANTIES

                  The Company and each Guarantor warrants to the Agent and the Banks as of the date hereof that:

                  (a) After giving effect to this Amendment, all representations and warranties contained in the Credit Agreement, the Security Agreement and the Guaranties are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

                  (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will result from this Amendment.

                  (c) The execution, delivery and performance by the Company and each of the Guarantors of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

                  (d) The Loan Documents as modified by this Amendment constitute the legal, valid and binding obligation of the Company and each of the Guarantors, enforceable against each of them in accordance with the Loan Documents' terms as modified by the terms of this Amendment, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

                  (e) The grant of the Company and the Guarantors of a security interest in the Collateral pursuant to the Security Agreement is effective as of April 30, 2001.

                                    SECTION 5

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

                  This Amendment shall become effective as of April 30, 2001 (the "EFFECTIVE DATE"), provided, however, that the effectiveness of the provisions of Sections 1(h), 1(i) and 3 hereof is subject to the receipt by the Agent of the following, each appropriately completed and duly executed as required and otherwise in form and substance reasonably satisfactory to the
Agent:

                  (a) counterparts of this Amendment, executed by the Company and the Guarantors.

                  (b) an opinion of Deborah K. Fulton, in her capacity as Vice President, Secretary and General Counsel of the Company and addressed to the Agent and the other Secured Parties (as defined in the Security Agreement), in form and substance satisfactory to the Agent;

                  (c) acknowledgment copies of all UCC-l financing statements filed, registered or recorded to perfect the security interests of the Agent, or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent in accordance with applicable law;

                  (d) evidence of the payment of (i) an amendment fee to be shared by the Banks in accordance with each Bank's Pro Rata Share, as required by the letter agreement between the Company and the Banks dated April 30, 2001, and (ii) all legal fees and expenses of the Agent and the Banks heretofore billed to the Company;

                  (e) a certificate of the Secretary or Assistant Secretary of the Company and each Guarantor certifying as to (A) resolutions of the board of directors or members, as the case may be, of the Company and each Guarantor authorizing the execution, delivery and performance of this Amendment, and (B) the name(s) of the officer(s) of the Company and each Guarantor authorized to sign this Amendment and the documents related hereto on behalf of the Company and each Guarantor; and

                  (f) such other instruments, agreements and documents as the Agent may reasonably request, in each case duly executed as required and otherwise in form and substance reasonably satisfactory to the Agent.

                                    SECTION 6

                                     GENERAL

                  (a) As hereby modified, the Credit Agreement and the Security Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

                  (b) The Company and each Guarantor acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute similar modifications under the same or similar circumstances in the future.

                  (c) Upon execution and delivery of this Amendment, this Amendment shall be binding upon and shall inure to the benefit of the Company, the Guarantors, the Agent and the Banks and their respective successors and assigns.

                  (d) The Company agrees to pay all fees and out-of-pocket costs and expenses of the Agent (including reasonable attorneys' fees and expenses of counsel to the Agent and the Banks) in connection with the preparation and execution of this Amendment.

                  (e) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                  (f) Section 2.1 of the Credit Agreement is corrected by substituting "Total Commitment" for "Total Commitments."

                                    SECTION 7

                                   GUARANTORS

                  Each Guarantor (i) expressly consents to the amendments and modifications of the Credit Agreement set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in such Guarantor's Guaranty, the Security Agreement and other documents to which such Guarantor is a party or which such Guarantor has delivered in connection therewith, and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in such Guarantor's Guaranty, the Security Agreement and other documents to which such Guarantor is a party or which such Guarantor has delivered in connection therewith remain in full force and effect.

Delivered at Chicago, Illinois, as of the date and year first above written.

                       [SIGNATURES ON THE FOLLOWING PAGES]

                  IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of this 14th day of May 2001.


                                       COMPANY

                                       MIDWAY GAMES INC.


                                       By:  /s/ Harold H. Bach, Jr.
                                          --------------------------------------
                                       Name:    Harold H. Bach, Jr.
                                       Title:   Executive Vice President -
                                                Chief Financial Officer


                                       GUARANTORS

                                       MIDWAY INTERACTIVE INC.


                                       By:  /s/ Harold H. Bach, Jr.
                                          --------------------------------------
                                       Name:    Harold H. Bach, Jr.
                                       Title:   Vice President - Finance,
                                                Treasurer and Chief Financial
                                                Officer


                                       MIDWAY HOME ENTERTAINMENT INC.


                                       By:  /s/ Harold H. Bach, Jr.
                                          --------------------------------------
                                       Name:    Harold H. Bach, Jr.
                                       Title:   Vice President - Finance and
                                                Treasurer


                                       MIDWAY GAMES WEST INC.

                                       By:  /s/ Harold H. Bach, Jr.
                                          --------------------------------------
                                       Name:    Harold H. Bach, Jr.
                                       Title:   Senior Vice President - Finance


                                       MIDWAY AMUSEMENT GAMES, LLC

                                       By: /s/  Harold H. Bach, Jr.
                                          --------------------------------------
                                       Name:    Harold H. Bach, Jr.
                                       Title:   Vice President - Finance,
                                                Treasurer and Chief Financial
                                                Officer


                                       MIDWAY SALES COMPANY, LLC

                                       By:  /s/ Harold H. Bach, Jr.
                                          --------------------------------------
                                       Name:    Harold H. Bach, Jr.
                                       Title:   Vice President - Finance,
                                                Treasurer and Chief Financial
                                                Officer

                                       AGENT

                                       BANK OF AMERICA, N.A., as Agent

                                       By:  /s/ David A. Johanson
                                          --------------------------------------
                                       Name:    David A. Johanson
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------


                                       ISSUING BANK

                                       BANK OF AMERICA, N.A., as Issuing Bank

                                       By:  /s/ Brian Ruddy
                                          --------------------------------------
                                       Name:    Brian Ruddy
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------


                                       BANKS

                                       BANK OF AMERICA, N.A., as a Bank

                                       By:  /s/ Brian Ruddy
                                          --------------------------------------
                                       Name:    Brian Ruddy
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------


                                       LASALLE BANK NATIONAL ASSOCIATION
                                       as a Bank

                                       By: /s/ David A. Chaika
                                          --------------------------------------
                                       Name:   David A. Chaika
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------